As filed with the Securities and Exchange Commission on June 7, 2000

                                                       Registration No. 33-50924

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-3
                         Post-Effective Amendment No. 2
                                       To
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                           Thermo Electron Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                                            04-2209186
(State or other jurisdiction of                    (IRS Employer Identification
incorporation or organization)                                Number)


                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                           Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                             Seth H. Hoogasian, Esq.
                                 General Counsel
                           Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
                            ----------------------

     Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement has become effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                            ----------------------


      This post-effective amendment removes from registration any of the securities which remain unsold as of the date of the filing of this post-effective amendment. The registrant was obligated to maintain the effectiveness of this registration statement until all the securities offered hereby were eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933, as amended. Because the securities covered hereby are eligible for resale pursuant to Rule 144(k), the registrant hereby removes these securities from registration. The registration is hereby terminated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 33-50924) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 7th day of June, 2000.


                                 THERMO ELECTRON CORPORATION


                                 By:    /s/ Richard F. Syron
                                        ----------------------------------------
                                        Richard F. Syron
                                        President and Chief Executive Officer




Signature                      Title                          Date
---------                      -----                          ----

                              President, Chief
                              Executive Officer and
                              Chairman of the Board
                              (Principal Executive
/s/ Richard F. Syron          Officer)                       June 7, 2000
-----------------------------
Richard F. Syron

                               Vice President and Chief
                               Financial Officer
                               (Principal Financial and
/s/ Theo Melas-Kyriazi         Accounting Officer)           June 7, 2000
-----------------------------
Theo Melas-Kyriazi

/s/ Frank Jungers*             Director                      June 7, 2000
-----------------------------
Frank Jungers

                               Director                      June __, 2000
-----------------------------
Samuel W. Bodman

                               Director                      June __, 2000
-----------------------------
Jim P. Manzi

                               Director                      June __, 2000
-----------------------------
Robert A. McCabe

/s/ Hutham S. Olayan*          Director                      June 7, 2000
-----------------------------
Hutham S. Olayan

/s/ Elias P. Gyftopoulos*      Director                      June 7, 2000
-----------------------------
Elias P. Gyftopoulos


/s/ Peter O. Crisp*            Director                      June 7, 2000
-----------------------------
Peter O. Crisp

                               Director                      June __, 2000
-----------------------------
Robert W. O'Leary




* The undersigned Sandra L. Lambert, by signing her name hereto, does hereby execute this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Reg. No. 33-50924) on behalf of the above-named signatories to the Registration Statement pursuant to powers of attorney executed by such persons and filed with the Securities and Exchange Commission.

                                          /s/ Sandra L. Lambert
                                        ----------------------------------------
                                        Sandra L. Lambert
                                        Attorney-in-Fact